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                                                                   EXHIBIT 10.75



                CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP

     This Continuing Agreement of Guaranty and Suretyship (the "Guarantee") is made and entered into as of this 23rd day of December, 1998, by and between the Guarantors, each a Subsidiary of Mariner Health Group, Inc., a Delaware corporation, listed on Schedule I hereto (collectively the "Guarantors" and each individually a "Guarantor") in favor of PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent ("Agent") for the benefit of the Banks (as hereinafter defined and hereinafter referred to collectively as the "Bank" or "Banks").

                                   BACKGROUND

     In order to induce the Agent and the Banks to make loans to MARINER HEALTH GROUP, INC., a Delaware corporation (the "Borrower"), in accordance with that certain Term Loan Agreement of even date herewith (as it may hereafter from time to time be amended, restated, modified or supplemented, the "Term Loan Agreement") by and between the Borrower, the Agent, First Union National Bank, as syndication agent and the banks party thereto (the "Banks"), each Guarantor hereby unconditionally and irrevocably guarantees and becomes surety as though he was a primary obligor for the full and timely payment when due, whether at maturity, by declaration, acceleration or otherwise, of the principal of and interest and fees on all Loans (as defined in the Term Loan Agreement), both those now in existence and those that shall hereafter be made, of the Bank to the Borrower under the Term Loan Agreement and the Notes issued by the Borrower in connection therewith and any extensions, renewals, replacements or refundings thereof, and each and every other obligation or liability (both those now in existence and those that shall hereafter arise and including, without limitation, all costs and expenses of enforcement and collection, including reasonable attorney's fees) of the Borrower to the Bank under the Term Loan Agreement and the other Loan Documents (as defined in the Term Loan Agreement) except this Agreement, and any extensions, renewals, replacements or refundings thereof (hereinafter referred to as the "Guaranteed Indebtedness"), whether or not such Guaranteed Indebtedness or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable.

     1. Capitalized terms used herein and not otherwise defined herein shall have such meanings given to them in the Term Loan Agreement.

     2. Each Guarantor agrees to make such full payment forthwith upon demand of the Bank when the Guaranteed Indebtedness or any portion thereof is due to be paid by the Borrower to the Agent and the Banks, whether at stated maturity, by declaration, acceleration or otherwise. Each Guarantor agrees to make such full payment irrespective of whether or not any one or more of the following events has occurred: (i) the Agent and the Banks, or any of them, have made any demand on the Borrower or the other Guarantor; (ii) the Agent and the Banks, or any of them, have taken any action of any nature against the Borrower or the other Guarantor; (iii) the Agent and the Banks, or any of them, have pursued any rights which it has against any other
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Person who may be liable for the Guaranteed Indebtedness; (iv) the Agent and the
Banks, or any of them, holds or has resorted to any security for the Guaranteed Indebtedness; or (v) the Bank has invoked any other remedy or right it has available with respect to the Guaranteed Indebtedness. Each Guarantor further agrees to make full payment to the Agent and the Banks even if circumstances exist which otherwise constitute a legal or equitable discharge of such Guarantor as surety or guarantor.

     3. Each Guarantor warrants to the Agent and the Banks that: (i) no other agreement, representation or special condition exists between such Guarantor and the Agent or any of the Banks regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and the Agent or any of the Banks that the obligations of such Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guarantee.

     4. Each Guarantor waives and agrees not to enforce any of the rights of such Guarantor against the Borrower or any other Guarantor, including, but not limited to: (i) any right of such Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Indebtedness or any portion thereof to the Agent and the Banks or any of them which might otherwise arise from payment by any Guarantor to the Agent and the Banks, or any of them, on the account of the Guaranteed Indebtedness or any portion thereof; and (ii) any right of any Guarantor to require the marshalling of assets of the Borrower or any other Guarantor which might otherwise arise from payment by any Guarantor to the Bank on account of the Guaranteed Indebtedness or any portion thereof. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Agent and the Banks and shall forthwith be paid to the Agent to be Term Loaned and applied upon the Guaranteed Indebtedness, whether matured or unmatured, in accordance with the terms of the Term Loan Agreement. Each Guarantor acknowledges that such Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Term Loan Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     5. Each Guarantor waives promptness and diligence by the Agent and the Banks, or any of them, with respect to his rights under the Term Loan Agreement or any of the other Loan Documents, including, but not limited to, this Guarantee.

     6. Each Guarantor waives any and all notice with respect to: (i) acceptance by the Agent and the Banks of this Guarantee; (ii) the provisions of any note, instrument or agreement relating to the Guaranteed Indebtedness; and (iii) any default in connection with the Guaranteed Indebtedness.

     7. Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Indebtedness.

     8. Each Guarantor agrees that the Agent and the Banks, or any of them, may from time to time and as many times as such Agent or any Bank, in its sole discretion, deems

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appropriate, do any of the following without notice to any Guarantor and without adversely affecting the validity or enforceability of this Guarantee: (i) release, surrender, exchange, compromise, or settle the Guaranteed Indebtedness or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Indebtedness or any portion thereof; (iii) change, renew, or waive the terms, including without limitation, the rate of interest charged to the Borrower or any Guarantor, of any note, instrument, or agreement relating to the Guaranteed Indebtedness or any portion thereof; (iv) grant any extension or indulgence with respect to the payment to the Agent and the Banks, or any of them, of the Guaranteed Indebtedness or any portion thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Indebtedness or any portion thereof;
(vi) release, surrender, exchange or compromise any security held by the Agent and the Banks, or any of them, for the Guaranteed Indebtedness; (vii) release any Person who is a guarantor or surety or who has agreed to purchase the Guaranteed Indebtedness or any portion thereof; and (viii) release, surrender, exchange or compromise any security or Lien held by the Agent and the Banks, or any of them, for the liabilities of any Person who is a guarantor or surety for the Guaranteed Indebtedness or any portion thereof. Each Guarantor agrees that the Agent and the Banks may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to any Guarantor, and that each Guarantor will remain liable for full payment to the Agent and the Banks of the Guaranteed Indebtedness.

     9. Each Guarantor agrees to be jointly and severally bound by the terms of this Guarantee and jointly and severally liable under this Guarantee. As a result of such liability, each Guarantor acknowledges that the Agent and the Banks may, in their sole discretion, elect to enforce this Guarantee for the total Guaranteed Indebtedness against any Guarantor without any duty or responsibility to pursue any other Guarantor and that such an election by the Agent and the Banks, or any of them, shall not be a defense to any action the Agent and the Banks, or any of them, may elect to take against any Guarantor.

     10. If any amount owing hereunder shall have become due and payable (by acceleration or otherwise), the Agent or any Bank and any branch, subsidiary or affiliate of the Agent or any of the Banks anywhere in the world shall each have the right, at any time and from time to time to the fullest extent permitted by Law, in addition to all other rights and remedies available to it, without prior notice to any Guarantor, to set-off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of any Guarantor by the Agent or any Bank or any such branch, subsidiary or affiliate including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally Term Loaned or finally Term Loaned, or otherwise) now or hereafter maintained by any Guarantor with the Agent or any of the Banks or such branch, subsidiary or affiliate. Such right shall exist whether or not the Agent or any of the Banks shall have given notice or made any demand hereunder or under any of the Notes or Loan Documents, whether or not such debt owing to or funds held for the account of any Guarantor is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to the Bank. Each Guarantor hereby consents to and confirms the foregoing arrangements, and confirms the Agents and each of the Banks' rights and each such branch's, subsidiary's and affiliate's rights of banker's lien and set-off.

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     11.  Each Guarantor recognizes and agrees that the Borrower, after the date hereof, may incur additional Indebtedness or other obligations, fees and expenses to the Agent and the Banks under the Term Loan Agreement, refinance existing Guaranteed Indebtedness or pay existing Guaranteed Indebtedness and subsequently incur additional Indebtedness to the Agent and the Banks under the Term Loan Agreement, and that in any such transaction, even if such transaction is not now contemplated, the Agent and the Banks will rely in any such case upon this Guarantee and the enforceability thereof against each Guarantor and that this Guarantee shall remain in full force and effect with respect to such future Indebtedness of the Borrower to the Agent and the Banks and such Indebtedness shall for all purposes constitute Guaranteed Indebtedness.

     12. Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Agent and the Banks, or any of them, to any of the Guaranteed Indebtedness is or must be rescinded or returned by such Agent or Bank for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such liability shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent and the Banks, or any of them, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by the Agent and the Banks, or any of them, had not been made.

     13. Each Guarantor agrees that no failure or delay on the part of the Agent and the Banks, or any of them, to exercise any of their rights, powers or privileges under this Guarantee shall be a wavier of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of the Agent's or any Bank's rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default. Each Guarantor further agrees that no waiver or modification of any rights of the Agent and the Banks under this Guarantee shall be effective unless in writing and signed by the Agent and the Banks. Each Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of the Agent and the Banks in any other respect.

     14. Each Guarantor unconditionally agrees to pay all costs and expenses, including attorney's fees, incurred by the Agent and the Banks, or any of them, in enforcing this Guarantee against any Guarantor.

     15. Each Guarantor agrees that this Guarantee and the rights and obligations of the parties hereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Pennsylvania without giving effect to its principles of conflict of laws.

     16. Each Guarantor recognizes that this Guarantee when executed constitutes a sealed instrument and as a result the instrument will be enforceable as such without regard to any statute of limitations which might otherwise be applicable and without any consideration.

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     17.  Each Guarantor acknowledges that in addition to binding itself to this
Guarantee, at the time of execution of this Guarantee the Agent offered to such Guarantor a copy of this Guarantee in the form in which it was executed and that by acknowledging this fact such Guarantor may not later be able to claim that a copy of the Guarantee was not received by it.

     18. Each Guarantor agrees that this Guarantee shall be binding upon each Guarantor, its successors and assigns; provided, however, that no Guarantor may
                                       --------  -------
assign or transfer any of its rights and obligations hereunder or any interest herein. Each Guarantor further agrees that (i) this Guarantee is freely assignable and transferable by the Agent or any Bank in connection with any assignment or transfer of the Guaranteed Indebtedness and (ii) this Guarantee shall inure to the benefit of the Agent and the Banks, their successors and assigns.

     19. Each Guarantor hereby acknowledges that it has a received a copy of the Term Loan Agreement and the other Loan Documents and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with and be bound by all of the provisions of the Term Loan Agreement and the other Loan Documents including, without limitation, those covenants contained in Sections 8.01 and 8.02 of the Term Loan Agreement.

     20. Each Guarantor agrees that if any Guarantor fails to perform any covenant or agreement hereunder or if there occurs an Event of Default under the Term Loan Agreement, all or any part of the Guaranteed Indebtedness may be declared to be forthwith due and payable and, in the case of an Event of Default described in Sections 9.01(p) and 9.01(q) of the Term Loan Agreement, the Guaranteed Indebtedness shall be immediately due and payable, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

     21. Each Guarantor agrees that the enumeration of the Agents and the Banks' rights and remedies set forth in this Guarantee is not intended to be exhaustive and the exercise by the Agent and the Banks, or any of them, of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

     22. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guarantee shall be given to each of the Guarantors at its Chief Executive Office at c/o Mariner Health Group, Inc., One Raviania Drive, Suite 1500, Atlanta, GA 30346, or at such other office or offices as the Guarantors may advise, in writing, the Agent.

     23. (a) Each Guarantor agrees that the provisions of this Guarantee are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of Term Loanors generally:

     (i) if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or

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provision in any other jurisdiction, or any other clause or provision in this
Guarantee in any jurisdiction.

          (ii) if this Guarantee would be held or determined to be void, invalid or unenforceable on account of the amount of a Guarantor's aggregate liability under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the aggregate amount of such liability shall, without any further action by the Agent or any of the Banks, such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is not greater than the greater of:

           (A) the fair consideration actually received by such Guarantor under the terms of and as a result of the Loan Documents, including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guarantees, distributions or advances made to such Guarantor with the proceeds of any Term Loan extended under the Loan Documents in exchange for its guaranty of the Guaranteed Indebtedness, or

            (B) the excess of (1) the amount of the fair saleable value of the assets of such Guarantor as of the date of this Guarantee as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date thereof over (2) the amount of all liabilities of such Guarantor as of the date of this Guarantee, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date thereof.

     (b) If the guarantee by any one or more Guarantors of the Guaranteed Indebtedness is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

          (i) the validity and enforceability of the guarantee hereunder by any other Guarantor, which shall continue in full force and effect in accordance with its terms; or

          (ii) the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

     24. EACH GUARANTOR AGREES UPON THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE TERM LOAN AGREEMENT) OR A DEFAULT HEREUNDER, ANY ATTORNEY OF ANY COURT OF RECORD IS EMPOWERED WITHIN THE UNITED STATES OF AMERICA, OR ELSEWHERE, TO APPEAR FOR EACH GUARANTOR AND, WITH OR WITHOUT A DECLARATION FILED, TO CONFESS JUDGMENT OR A SERIES OF JUDGMENTS AGAINST EACH GUARANTOR IN FAVOR OF THE AGENT AND THE BANKS, OR ANY OF THEM, AS OF ANY TERM OR TERMS, FOR ANY AND ALL SUMS THEN PAYABLE UNDER THE TERMS OF THE LOAN DOCUMENTS FOR WHICH JUDGMENT HAS NOT THERETOFORE BEEN ENTERED, TOGETHER WITH COSTS OF SUIT AND A REASONABLE ATTORNEY'S COMMISSION FOR COLLECTION, AND EACH

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GUARANTOR HEREBY FOREVER WAIVES AND RELEASES ANY AND ALL ERRORS IN SAID
PROCEEDINGS, WAIVES STAY OF EXECUTION, STAY, CONTINUANCE OR ADJOURNMENT OF SALE ON EXECUTION, THE RIGHT TO PETITION TO SET ASIDE SALE OR ORDER A RESALE, THE RIGHT TO EXCEPT TO THE SHERIFF'S SCHEDULE OF PROPOSED DISTRIBUTION, THE RIGHT OF INQUISITION AND EXTENSION OF TIME OF PAYMENT, AND AGREES TO CONDEMNATION OF ANY PROPERTY LEVIED UPON BY VIRTUE OF ANY EXECUTION ISSUED ON ANY SUCH JUDGMENT, AND EACH GUARANTOR SPECIFICALLY WAIVES ALL EXEMPTIONS FROM LEVY AND SALE OF ANY PROPERTY THAT NOW IS OR MAY HEREAFTER BE EXEMPT UNDER THE EXISTING OR FUTURE LAWS OF THE UNITED STATES OF AMERICA, OR OF THE COMMONWEALTH OF PENNSYLVANIA OR OF ANY OTHER JURISDICTION.

     25. EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE. EACH GUARANTOR (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT AND THE BANKS, OR ANY OF THEM, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY EACH GUARANTOR, AND (II) ACKNOWLEDGES THAT THE ENTERING INTO OF THE TERM LOAN AGREEMENT BY THE AGENT AND THE BANKS HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

     26. Each Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County, Commonwealth of Pennsylvania, or any successor to said court, and to the nonexclusive jurisdiction of the United States District Court for the Western District of Pennsylvania, or any successor to said court (hereinafter referred to as the "Pennsylvania Courts") for purposes of any suit, action or other proceeding which relates to this Guarantee or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that such Guarantor is not personally subject to the jurisdiction of the Pennsylvania Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Guarantee or any Loan Document may not be enforced in or by the Pennsylvania Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the Pennsylvania Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the Pennsylvania Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process by made by certified or registered mail addressed as provided in Section 22 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein

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shall limit the Agent or any Banks' right to bring any suit, action or other proceeding against any Guarantor or any of Guarantor's assets or to serve process on any Guarantor by any means authorized by Law.

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          [SIGNATURE PAGE 1 OF 1 TO GUARANTY AND SURETYSHIP AGREEMENT]

     IN WITNESS WHEREOF, each Guarantor intending to be legally bound, has executed this Guarantee as of the date first above written with the intention that this Guarantee shall constitute a sealed instrument.


                            GUARANTORS:

ATTEST:                           EACH SUBSIDIARY OF MARINER HEALTH GROUP, INC.
                                  WHICH IS A CORPORATION AND WHICH IS LISTED AS A "COMPANY" ON SCHEDULE 6.01(c) OF THE CREDIT AGREEMENT BOTH FOR ITSELF AND, IF APPLICABLE:
                                  (i) AS GENERAL PARTNER OF EACH OTHER
                                  SUBSIDIARY OF MARINER HEALTH GROUP, INC. WHICH IS A PARTNERSHIP AND WHICH IS LISTED AS A "COMPANY" ON SCHEDULE 6.01(c) OF THE CREDIT AGREEMENT, AND (ii) AS A MEMBER OF EACH OTHER SUBSIDIARY OF MARINER HEALTH GROUP, INC. WHICH IS A LIMITED LIABILITY COMPANY AND WHICH IS LISTED AS A "COMPANY" ON SCHEDULE 6.01(c) OF THE CREDIT AGREEMENT.

By:____________________________     By: _____________________________

Name: Stefano M. Miele              Name: Boyd P. Gentry
Title: Secretary of each of the     Title: Vice President/Treasurer of
foregoing  corporations             each of the foregoing corporations

[SEAL]

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                                  SCHEDULE I

List of Guarantors:  See Schedule 6.01(c) to the Credit Agreement

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